No. XXXXXXXXXX

Principal        711 High Street            Principal Life             Insurance
Financial Group  Des Moines, IA 50392-0001  Insurance Compan         Application

PART A - LIFE

--------------------------------------------------------------------------------
1. PERSONAL INFORMATION ABOUT THE PROPOSED INSURED
--------------------------------------------------------------------------------
Name(First, Middle, Last)    Sex   Date of Birth   Birthplace (State or Country)

________________________  __M __F  _____/_____/_____   ________________________
Street Address                                    Social Security Number

___________________________________         _____________ - _______ ____________

City                    State    Zip   Driver's License Number     State Issued

_____________________/_______/________ _______________________/_________________

--------------------------------------------------------------------------------
2. BASIC COVERAGE APPLIED FOR
--------------------------------------------------------------------------------

Product ___________________________  Policy Mode Premium $ _____________________

Face Amount $ _____________________  ____Annual   ____Semi Annual ____ Quarterly
 ____ Nonsmoker ____Smoker           ____PAW/EFT  ____List Bill-Ref.No._________
Death Benefit Option if applicable:  Unscheduled  Premium  $___________
____Option 1-Level Death Benefit       ____AL ____PAPA/SPUI ____AIB
____Option 2-Increasing Death Benefit PAPA/SPUI/Unscheduled Mode Premium $______

--------------------------------------------------------------------------------
3.  BENEFITS/RIDERS (Some riders are product specific)
--------------------------------------------------------------------------------

____Accidental death - Amount   $_______________       ____Four-Year Term

____Additional Face Amount   $__________________       ____Guaranteed Increase Option - Amount $__________________

____AIB/PUT Face Amount $_______________________       ____Payor Death or Disability

____Automatic Premium Loan (N/A with PAW mode premium) ____Salary Increase - Amount $____________________________

____Business Premium Advantage                         ____Spouse Term - Amount $______________________________

____Business Value Increase                            ____Survivorship Increase Option-Amount $_________________
____Change of Insured                                  ____Survivor  Purchase Option
____Children  Term - Amount  $______________________   ____Waiver- check one: ___WDB ___Monthly  Deductions
____Cost of Living -                                       ___Specified/Scheduled Premium (DPA)
    Bill  for: ___Contractual(default)___Liberalized   __________________________________________________
____Extra  Protection Increase-Amount $_______________
Extra Protection Salary Increase-Amount$_____________  __________________________________________________

--------------------------------------------------------------------------------
4. DIVIDEND OPTIONS
--------------------------------------------------------------------------------

____Accumulate at Interest       ____AL only-Plan Enhancement   ____AL only-Reduce Unscheduled ____Paid Up Additions
____AL only-Additional Insurance ____AL only-Policy Improvement ____Cash                       ____Reduce Premium
____ ______________________

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5.  OWNERSHIP INFORMATION (If trust, provide name/date of trust)
--------------------------------------------------------------------------------
Name/D.O.B.        Address       Relationship to Insured      Taxpayer ID Number

_________________________________________________________     __________________

________________________________________________________________________________

Contingent Owner (Name and Relationship)________________________________________

--------------------------------------------------------------------------------
6.  BENEFICIARY INFORMATION
--------------------------------------------------------------------------------
Name(Primary)               Relationship to Insured           Taxpayer ID Number

___________________________________________________           __________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Contingent Beneficiary (Name and Relationship)__________________________________

________________________________________________________________________________
____Proceeds to be left at interest. Beneficiary to have election and withdrawal rights. Pay interest __________ (frequency)

AA 1034                                                                   Page 1

                                                                  No. XXXXXXXXXX

--------------------------------------------------------------------------------
7. SPOUSE TERM/PAYOR BENEFITS (Complete only if this coverage is applied for)
--------------------------------------------------------------------------------
Name(First, Middle, Last)     Sex     Date of Birth       Social Security Number

_________________________  ___M ___ F _____/_____/______   _______-____-_______

Birthplace                                  Driver's License Number State Issued
____________________  __Nonsmoker __Smoker  ______________________/____________
Unless changed, the beneficiary under the Spouse Term Rider is the insured, if living, otherwise the estate of the spouse. While the insured lives, the owner of this policy also owns the Spouse Term Rider. On the death of the insured, the spouse is the owner of the Spouse Term Rider.

--------------------------------------------------------------------------------
Spouse/Payor Instructions:

Telephone App Process:Part B(insurability questions)will be completed by telephone.
Paper App Process:Detach Part B from a second app packet and complete for spouse/payor.
--------------------------------------------------------------------------------
8.  OTHER LIFE INSURANCE
--------------------------------------------------------------------------------

Other life insurance in force or applied for?............... ___Yes ___No
(If yes, list all other life insurance in force or currently being applied for.)

     Insured's         Company            Amount      *Amount PENDING with      ADB     Year of   Purpose (Business or Personal)? If
       name                                             other companies        amount    issue       business, type (Key Person,
                                                                                                              Buy-Sell, etc.)
    __________ ________________________ __________ __________________________ _________ _________ __________________________________
    __________ ________________________ __________ __________________________ _________ _________ __________________________________
    __________ ________________________ __________ __________________________ _________ _________ __________________________________
    __________ ________________________ __________ __________________________ _________ _________ __________________________________

  Replacement
   Will this insurance  replace or affect any other life or annuity contract for any person proposed for coverage  (including pending coverage provided with a binding receipt)?................................. ___Yes  ___No
   If yes, enclose replacement forms (if applicable) and provide company name(s) _________________________________________
   and policy number(s) ________________________________________________________
   * If coverage is PENDING with other companies, will all pending coverage be accepted?.................................... ___Yes ___No

   Explain _____________________________________________________________________

________________________________________________________________________________
--------------------------------------------------------------------------------
            IF TELEPHONE APP, ANSWER QUESTION 9 AND PROCEED TO PART C
                  IF PAPER APP, STOP HERE AND PROCEED TO PART B
--------------------------------------------------------------------------------

9. MEDICAL QUESTION (Complete if telephone application process; otherwise, complete Part B)
--------------------------------------------------------------------------------
Within the last five years, has any proposed insured (includes primary insured, spouse, payor and children) had, been treated for, or diagnosed as having a heart condition, chest pain, stroke, cancer, diabetes, alcohol abuse or drug dependency? (If yes, explain below) ............................... ___Yes ___No

Proposed        Details (including dates and healthcare provider's name/address)
Insured's Name
______________  ________________________________________________________________

______________  ________________________________________________________________

______________  ________________________________________________________________

______________  ________________________________________________________________

          IF TELEPHONE APPLICATION, PROCEED TO PART C (Signature Page)
AA 1034                                                                   Page 2


                                                                  No. XXXXXXXXXX
Principal
Finanicial 711 High Street            Principal Life               Insurance
Group      Des Moines, IA 50392-0001  Insurance Company            Application


PART A -  DISABILITY INSURANCE

--------------------------------------------------------------------------------
1. PERSONAL INFORMATION ABOUT THE PROPOSED INSURED
--------------------------------------------------------------------------------
Name(First, Middle, Last) Sex Date of Birth Birthplace(State or Country) __________________________ __M __F ____/____/____ ____________________________
  Street Address                 Social Security Number  ___Smoker  ___Nonsmoker

__________________________        ___ - ____ - _____
City                   State    Zip      Driver's License        Occupation
                                           Number/State
_____________________/_______/______ ________________________    _______________

--------------------------------------------------------------------------------
BASIC COVERAGE APPLIED FOR
--------------------------------------------------------------------------------

Disability Income
                                             Monthly Amount  Elimination Period  Benefit Period
      ____Level or        Disability Income  $_____________   ___________ days   ____________
      ____Step-Rate       1st AIB            $_____________        -for-         _________ days
                          2nd AIB            $_____________        -for-         _________ days
      ____ABI or          SSS/SIS Benefit    $_____________   ___________ days   Same as Disability Income
      ____Benefit Update  AIB                $_____________        -for-         ________ days

--------------------------------------------------------------------------------
OTHER BENEFITS
--------------------------------------------------------------------------------
__Cost of Living   __4% __6% __Return to Work      __Premium Refund Option
__Regular Occupation         __Partial Disability  __6 yr.Term with __1 yr.
                                                     __2 yr. __3 yr. refund
__Other ___________________  __Residual Disability __8 yr. Term with 4 yr.
                                                     refund
                                                   __10yr. Term with 8 yr.
                                                     refund

--------------------------------------------------------------------------------
4. OVERHEAD EXPENSE (Complete Overhead Expense Statement)
--------------------------------------------------------------------------------
___Professional Overhead (POE)   or                               Other Benefits
___Business Overhead (BOE)   Benefit Amount $_______    ___Return to Work(5A/4A)

    Elimination Period      Maximum Aggregate Benefit Factor    __ABI or
__30-day __60-day __90-day         __12  __18  __24             __Benefit Update

--------------------------------------------------------------------------------
5. BUY-OUT(Complete Buy-Out Statement)
--------------------------------------------------------------------------------

                                             Elimination Period   Benefit Period Factor    Other Benefits

___Single Lump Sum-Benefit Amount   $__________     __365              __24               __Employment in
___Monthly Payments-Monthly Amounts $__________     __540              __36                  Firm (5A/4A)
                                                    __730              __60
___Combination Method (Complete Lump Sum and Monthly Payment Items)

--------------------------------------------------------------------------------
6. OWNERSHIP INFORMATION (If other than the Insured)
--------------------------------------------------------------------------------
Name                   Address          City/State/Zip  Owner Taxpayer ID Number

------------------------------------------------------  ------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7.PREMIUM PAYMENTS
--------------------------------------------------------------------------------

Mode: __Annual __Semi Annual __Quarterly __Monthly __Pre-authorized Withdrawal

List Bill/Association/Salary Deduction/Other(List number)_______________________

% of Premium paid by   Insured/Executive Bonus ________%  Employer/Salary
Continuation ________%  Other___________

--------------------------------------------------------------------------------
8.LOSS  PAYEE(if not the owner) FOR DISABILITY INCOME AND OVERHEAD EXPENSE ONLY
--------------------------------------------------------------------------------
Name                 Address                City            State        Zip
--------------------------------------------------------------------------------
AA 1034                                                                   Page 1

--------------------------------------------------------------------------------
9. OTHER DISABILITY INSURANCE
--------------------------------------------------------------------------------
Other Disability Insurance In Force or Pending?................ __Yes  __No
If yes, list Disability, Overhead Expense and Buy-Out coverage in force and all coverage applied for in the past 12 months with all companies including group, pension or retirement plans, salary continuation plans, association plans, credit insurance plans, and any other accident, sickness or health coverage. Also include coverage for which you will become eligible in the next three years after a qualifying period of employment has been met.

----------------------- -------------- ------------ ----------- ------------------ --------------- ---------------- ---------------
       Company           Policy No.       Type        Amount      Elimination/      Paid to Date       Pending          Replacing
                                                                 Benefit Period                        Yes No             Yes No
----------------------- -------------- ------------ ----------- ------------------ --------------- -------- ------- ------ ---------
----------------------- -------------- ------------ ----------- ------------------ --------------- -------- ------- ------ ---------

----------------------- -------------- ------------ ----------- ------------------ --------------- -------- ------- ------ ---------
----------------------- -------------- ------------ ----------- ------------------ --------------- -------- ------- ------ ---------

----------------------- -------------- ------------ ----------- ------------------ --------------- -------- ------- ------ ---------
----------------------- -------------- ------------ ----------- ------------------ --------------- -------- ------- ------ ---------

----------------------- -------------- ------------ ----------- ------------------ --------------- -------- ------- ------ ---------
----------------------- -------------- ------------ ----------- ------------------ --------------- -------- ------- ------ ---------

----------------------- -------------- ------------ ----------- ------------------ --------------- -------- ------- ------ ---------

Replacement. By signing this application, I agree to terminate the insurance listed above as being replaced within 60 days of the Principal Life policy date. I understand that if I do not cancel or lapse the insurance listed above as being replaced, the Principal Life Insurance Company will rescind this policy.

--------------------------------------------------------------------------------
10. FINANCIAL
--------------------------------------------------------------------------------

                                                                     Current Year to      Last Calendar        2 Years Ago
                                                                     Date 19 ______       Year, 19____         19________
   a. Nonowner Employee's salary and bonus, (Form W-2).
        (Less business expenses reported on IRS Form 2106)           ___________          ___________          _____________

   b.  Owner-Employee of C or S Corporation's salary, and
        bonus (Form W-2).                                            _____________        ___________          _____________

   c.   Owner-Employee's  share of after-tax  corporate profits
        or losses (after expenses) provided you own 20% or more
        and are active in the corporation (Form 1120 or 1120S).      _____________        ___________          _____________
        If losses, indicate with parentheses.

   d. Sole Proprietor net income, after expenses (Form 1040
        Schedule C).                                                 _____________        ___________          _____________

   e.   Share of  Partnership  or Limited  Liability  Company
        (LLC) net income,after expenses (Schedule K-1 or
        Form 1040 Schedule E).                                       _____________        ___________          _____________

   f. Pension plan or Profit-Sharing contributions that would
       end if you become disabled.                                   _____________        ___________          _____________

   g.  Other earned income, specify ___________________              _____________        ___________          _____________

   h.  Total Earned Income                                           _____________        ___________          _____________

   Unearned Income - Includes capital gains, interest, dividends, net rental income, pensions, annuities, and alimony. Is unearned income greater than 10% of earned income or $30,000? __Yes __No If yes, itemize:
   -----------------------------------------------------------------------------
   Net Worth - Is net worth, excluding primary residence, greater than
   $6,000,000?   __Yes    __No     If yes, itemize:
   -----------------------------------------------------------------------------
IF PAPER APP, STOP HERE AND PROCEED TO PART B - IF TELEPHONE APP, ANSWER QUESTION 11 AND PROCEED TO PART C

--------------------------------------------------------------------------------
11. MEDICAL QUESTION (Complete if telephone app; otherwise, complete Part B)
--------------------------------------------------------------------------------

Within the last five years, have you had, been treated for, or diagnosed as having a heart condition, chest pain, stroke, back or neck problems, a psychological disorder, cancer, diabetes, alcohol abuse or drug dependency?
(If yes,provide details including healthcare provider's name/address) __Yes __No

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          IF TELEPHONE APPLICATION, PROCEED TO PART C (Signature Page)
AA 1034                                                                   Page 2

Principal                                                       No. XXXXXXXXXXXX
Financial   711 High Street                Principal Life            Conditional
Group       Des Moines, IA 50392-0001      Insurance Company         Receipt

(In this Receipt, "we," "us," "our," or "the Company" is Principal Life Insurance Company.)
--------------------------------------------------------------------------------
Name of Proposed Insured(s)
--------------------------------------------------------------------------------
Advance payment of :  (Life)     (Overhead Expense)        (Disability Income)
$----------------------------/$--------------------------/$---------------------
has been received this date as a premium deposit with the application bearing the same number and date as this Receipt.
Agent or Broker                                               Date of Receipt
---------------------------------------------------/----------------------------
This Receipt is not a "binder." No agent, broker, medical examiner or telephone application interviewer may accept risks, determine insurability or bind the Company in any way. No agent or broker may waive or change any terms of the Receipt, or of the policy(ies) applied for, or any other rights of the Company.

The agent or broker  has NO  AUTHORITY  to accept  any  premium or to issue this
Receipt: 1) if it is apparent that any Condition Precedent to coverage under this Receipt is not or cannot be satisfied; or 2) in the case of an application for Disability Buy-Out Expense coverage. This Conditional Receipt shall be ineffective if issued without authority.

INSURANCE PROVIDED:
If all of the Conditions Precedent set forth in this Receipt are fulfilled exactly, insurance under this Receipt takes effect on the Start Date. The Start Date is the date upon which all of our initial application requirements are completed. Our initial application requirements consist of full completion and signing of the application (Parts A and C, if using the telephone application process; Parts A, B, & C, if using the paper application process) and all necessary supplements, and any medical exams and tests required by our published rules.

The insurance provided by this Receipt shall be that applied for on the application, subject to all the LIMITATIONS set forth in this Receipt. Any insurance provided by this Receipt ends on the Stop Date, which is the earliest of:
(a) 75 days after the Start Date;
(b) the date we mail the proposed owner a premium refund and a notice that we will not consider the application on a prepaid basis;
(c) the date we mail the proposed owner a premium refund and a notice that no policy will be issued on the application
(d) the date a policy is presented to the proposed owner (whether or not accepted by the proposed owner).

This Receipt does not commit us to issue any policy. However, in determining whether to issue coverage and on what terms, we will consider no changes in a Proposed Insured's health or insurability occurring between the Start Date and the Stop Date. We have until the actual delivery of the policy to make this determination. If an event giving rise to a claim occurs at any time before physical delivery and acceptance of a policy by the owner, the claim will be considered solely under this Receipt even if a policy is issued. If any provision of this Receipt is unenforceable under state law, all other terms and conditions shall continue in full force and effect.

CONDITIONS PRECEDENT -- All the following conditions must be fulfilled exactly. Otherwise, there is NO insurance under this Receipt and the Receipt is void:
1. On the Start Date, all Proposed Insureds must be insurable, as determined by our underwriters under our underwriting guidelines. If a condition affecting such insurability existed in fact on the Start Date, it shall be considered in the determination of insurability.
2. The premium deposit(s) must be at least a full month's premium for each policy applied for. For policies having a planned periodic premium, the premium deposit must be at least the amount of the planned periodic premium shown on the application.
3. The premium deposit(s) must be paid at the time the application is signed, and this Receipt must be issued at the same time
4. The premium deposit(s) must be received in our home office and must be honored on first presentation for payment.

LIMITATIONS
1. Except as limited by this Receipt, our liability is governed by the terms of the policy(ies) applied for.
2. No death benefit is payable under this Receipt if the Proposed Insured dies by suicide while sane or insane. In such case, our sole liability shall be to pay the premium we received to the named beneficiary(ies).
3. No benefit is payable under this Receipt and this Receipt is void, if there is any incorrect, untrue, incomplete or omitted statement of material fact in Part A, B or C of the application, any supplemental form, or medical questionnaire that becomes a part of the policy. No knowledge of any fact on the part of any agent, broker, medical examiner, phone application interviewer or other person shall be considered knowledge of the Company unless such fact is stated in the application.

                                 -- CONTINUED --
  AA 1034
--------------------------------------------------------------------------------
4. Life Insurance - The total death benefit (including any accidental death benefit applied for) payable under this Receipt and all other Receipts that may be in effect with us is limited as follows:
    a. If the Proposed Insured is insurable on a standard or more favorable basis -- $1,000,000 or the amount applied for, whichever is less.
    b. If the Proposed Insured is insurable on a basis less favorable than standard -- $100,000 or the amount applied for, whichever is less.
    c. For Survivorship Whole Life insurance, no death benefit will be considered under this receipt unless both individuals have died.

5. Disability Income or Overhead Expense Insurance - For any claim that occurs at any time after the Start Date and before physical delivery and acceptance of a policy by the owner, any Disability Income or Overhead Expense maximum monthly benefit payable will be the lesser of:

    o   The amount of benefits applied for in the application;

    o The amount of benefits that would be offered subject to our then current underwriting guidelines and practices; or

    o   $5,000.00.

    The coverage available under the Conditional Receipt, such as the elimination period, the benefit period, the policy, policy riders and riders related to exclusions, limitations, modifications, or enhancements of coverage will be based on what we would have approved or offered to you subject to our then current underwriting guidelines and practices.

PREMIUMS - If a policy is issued from this application and accepted by the proposed owner, we will apply the premium deposit to the first premium due for such policy. If no policy is put into force but a benefit is paid under this Receipt, we will keep the earned portion of the premium deposit and refund the balance, if any. If no policy is put into force and no benefit is paid under this Receipt, the premium deposit will be refunded. If this Receipt is issued for more than one type of coverage, the provisions of this paragraph shall apply separately with respect to each type.


AA 1034

                                                                  No. XXXXXXXXXX
Principal
Financial    711 High Street              Principal Life             Insurance
Group        Des Moines, IA 50392-0001    Insurance Company          Application

--------------------------------------------------------------------------------
PART C-AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
--------------------------------------------------------------------------------
("Company" means Principal Life Insurance Company)

Statements In Application: I represent that all statements in this application are true and complete and were correctly recorded before I signed my name below. I understand and agree that the statements in the application, including statements by the Proposed Insured in any medical questionnaire that becomes a part of this application, shall be the basis of any insurance issued. I also understand that misrepresentations can mean denial of an otherwise valid claim and rescission of the policy during the contestable period.
When Insurance Effective: Except as may be provided by the Conditional Receipt, I understand and agree that the Company shall incur no liability: (1) unless a policy issued on this application has been physically delivered to and accepted by the owner and the first premium paid; and (2) unless, at the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in this application and in any medical questionnaire or amendment that becomes a part of this application. If these conditions are met, the policy is deemed effective on the Policy Date stated in the policy.
Limitation of Authority: I understand and agree that no agent, broker, telephone application interviewer, or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The Company's right to truthful and complete answers to all questions on this application and on any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, phone application interviewer, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.
--------------------------------------------------------------------------------
__This application is c.o.d. or __I have paid $_______________ for Life; $_________________ for Disability Insurance. If money was paid, I have been given the Conditional Receipt. In return I have read, understand, and agree to its terms.
--------------------------------------------------------------------------------
AUTHORIZATION: I authorize any doctor, hospital, clinic, health care provider, insurance (or reinsuring) company, consumer reporting agency, my insurance agent/broker, or any other organization, institution or person having personal information (including physical, mental, drug or alcohol use history) regarding me or any named proposed insured, to provide to the Company, its representatives or reinsurers, any such data. I authorize the Company to conduct a personal telephone interview in connection with my application for insurance.

I authorize the MIB, Inc. to furnish the above data to the Company or its reinsurers. I authorize the company to release any such data to its reinsurers, to MIB, Inc. or as required by law or as provided in the Notice of Information Practices. Data released may include results of my medical examination or tests requested by the Company. I understand that the data obtained by use of this authorization will be used by the Company to determine eligibility for insurance.

I have received a copy of the "Notice of Insurance Information Practices," which includes notice required by any Fair Credit Reporting Act. It also describes MIB, Inc. I agree that this authorization shall be valid for 30 months from the earlier of: (1) the date of this application, or (2) the date of my policy. I may revoke this authorization for information not then obtained. Such revocation must be in writing. It will not be effective until received at the Company's home office.

I agree a photocopy of this authorization is as valid as the original. I have received a copy of this authorization.

Taxpayor ID Certification: As owner of this contract, I certify under penalties of perjury:
1.   The taxpayer identification number shown on this application is correct.
2. I am not subject to IRS backup withholding. Note: Check this box ___ if you are currently subject to backup withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

--------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------
Proposed Insured (If age 15 or over)   Spouse/Payor (If coverage is applied for)

-------------------------------------/------------------------------------------
Parent (If Proposed Insured is under age 18 and Parent has not signed as Owner)

--------------------------------------------------------------------------------
Owner of Insurance                                    Title (If corporation,  an
(If other than Proposed Insured)                         officer other than the
                                                     Proposed Insured must sign)

------------------------------------------/-------------------------------------

-----------------------------------------/--------------------------------------
Signed at  City   State  Date Witness (Agent/Broker) Agent/Broker License Number

-----------------------/-----/---------------------/----------------------------
Cosignature by resident              Date            Agent/Broker License Number
licensed Agent/Broker,
if applicable in your state

----------------------------------/----------------/----------------------------
AA 1034                        HOME OFFICE COPY


                                                                  No. XXXXXXXXXX
Principal
Financial    711 High Street              Principal Life             Insurance
Group        Des Moines, IA 50392-0001    Insurance Company          Application

--------------------------------------------------------------------------------
PART C - AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
--------------------------------------------------------------------------------
("Company" means Principal Life Insurance Company)

Statements In Application: I represent that all statements in this application are true and complete and were correctly recorded before I signed my name below. I understand and agree that the statements in the application, including statements by the Proposed Insured in any medical questionnaire that becomes a part of this application, shall be the basis of any insurance issued. I also understand that misrepresentations can mean denial of an otherwise valid claim and rescission of the policy during the contestable period.

When Insurance Effective: Except as may be provided by the Conditional Receipt, I understand and agree that the Company shall incur no liability: (1) unless a policy issued on this application has been physically delivered to and accepted by the owner and the first premium paid; and (2) unless, at the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in this application and in any medical questionnaire or amendment that becomes a part of this application. If these conditions are met, the policy is deemed effective on the Policy Date stated in the policy.

Limitation of Authority: I understand and agree that no agent, broker, telephone application interviewer, or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The Company's right to truthful and complete answers to all questions on this application and on any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, phone application interviewer, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.
--------------------------------------------------------------------------------
__This application is c.o.d. or __I have paid $_______________ for Life; $_________________ for Disability Insurance. If money was paid, I have been given the Conditional Receipt. In return I have read, understand, and agree to its terms.
--------------------------------------------------------------------------------
AUTHORIZATION: I authorize any doctor, hospital, clinic, health care provider, insurance (or reinsuring) company, consumer reporting agency, my insurance agent/broker, or any other organization, institution or person having personal information (including physical, mental, drug or alcohol use history) regarding me or any named proposed insured, to provide to the Company, its representatives or reinsurers, any such data. I authorize the Company to conduct a personal telephone interview in connection with my application for insurance.

I authorize the MIB, Inc. to furnish the above data to the Company or its reinsurers. I authorize the company to release any such data to its reinsurers, to MIB, Inc. or as required by law or as provided in the Notice of Information Practices. Data released may include results of my medical examination or tests requested by the Company. I understand that the data obtained by use of this authorization will be used by the Company to determine eligibility for insurance.

I have received a copy of the "Notice of Insurance Information Practices," which includes notice required by any Fair Credit Reporting Act. It also describes MIB, Inc. I agree that this authorization shall be valid for 30 months from the earlier of: (1) the date of this application, or (2) the date of my policy. I may revoke this authorization for information not then obtained. Such revocation must be in writing. It will not be effective until received at the Company's home office.

I agree a photocopy of this authorization is as valid as the original. I have received a copy of this authorization.

Taxpayor ID Certification: As owner of this contract, I certify under penalties of perjury:
1.  The taxpayer identification number shown on this application is correct.
2. I am not subject to IRS backup withholding. Note: Check this box __if you are currently subject to backup withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

--------------------------------------------------------------------------------
 SIGNATURES
--------------------------------------------------------------------------------
Proposed Insured (If age 15 or over)  Spouse /Payor (If coverage is applied for)

------------------------------------/-------------------------------------------
Parent (If Proposed Insured is under age 18 and Parent has not signed as Owner)

--------------------------------------------------------------------------------
Owner of Insurance                                    Title (If corporation,  an
(If other than Proposed Insured)                          officer other than the
                                                     Proposed Insured must sign)

---------------------------------------/----------------------------------------

--------------------------------------/-----------------------------------------
Signed at City   State   Date  Witness (Agent/Broker)Agent/Broker License Number

-----------------------/-----/----------------------/---------------------------
Cosignature by resident licensed Agent/Broker, Date Agent/Broker License Number if applicable in your state

----------------------------------------------/----/---------------------------
AA 1034                    PROPOSED INSURED'S COPY

                                                        Notice of Insurance
                                                        Information Practices

--------------------------------------------------------------------------------
We appreciate your applying for insurance with our company.

This notice explains our information practices. It describes the information we need, possible sources, reasons for collection and how your data is kept confidential. This notice also tells how we process your application. Please keep this notice for your records. The word "you" in this notice means the proposed insured.

Overview
Your insurance application contains specific personal questions about you and any named dependents. We need your answers to decide if you qualify for coverage. If you qualify, we determine the coverage for which you are eligible and the cost. This process, known as underwriting, takes into account factors such as physical and mental conditions, medical history, job, age, and hobbies. Underwriting makes it possible to keep rates fair.

Sources and Types of Information
You are the primary source of personal data. We may call you to verify data on your application, or to obtain more data. We may ask you about your age, medical history, job, income, habits, hobbies and other personal characteristics. We may contact other sources for personal data, including: (1) spouse, (2) roommate,
(3) accountant,  (4) lawyer, (5) employer,  (6) other persons who know you well,
(7) insurance companies to which you may have applied for insurance in the past and (8) MIB, Inc. We may also contact your doctor, hospital or other health care provider to clarify your medical history. We may ask that you have medical exams and tests.

Proper underwriting of your application may require use of an investigative consumer report. Upon written request we will tell you if a report is made. We will provide the name and address of any outside agency who prepares the report. We will also tell you the nature and substance of the report. It would contain the same types of information that we collect from the other sources listed above. This data may be obtained through interviews with you, your friends, neighbors and associates.

You may ask that you be interviewed if we request this report. Data collected and retained by a consumer reporting agency may be disclosed to other insurance companies having proper authorization.

Our Use of Information
We will attempt to keep your data confidential. It will be seen only by employees and agents of Principal Life Insurance Company who underwrite and administer your coverage. We may also provide data to: (1) MIB, Inc.; (2) other insurance companies, if you authorize release of the data to them; (3) our reinsurers, if needed to secure reinsurance; (4) federal and state agencies and others if required by law; (5) our research personnel (anonymously) to help market our products.

Access To Your Data
Upon your written request, we will provide you with the nature and scope of your personal data in our records. You must give us proper identification. We will respond to your first request within 30 days from the date of receipt. You may be charged a fee for any copies of your data. Medical data will be disclosed to a doctor of your choice, unless you instruct us to send the medical data directly to you. (Medical information received from doctors and other health care providers may be prohibited from redisclosure.) You have the right to see your nonmedical data and obtain a copy. You have the right to correct or amend any data in your file. Any request for correction or amendment must be in writing. If we agree with you, we will notify anyone we may have given such incorrect data. We will also delete data from your file if we agree it is incorrect. If we disagree with your correction or amendment, we will give you our reason. You may respond in writing listing the basis on which you dispute the correctness of the data. Your response will be added to your file.

Information obtained through consumer reporting agencies will be furnished to you according to the provisions of the Fair Credit Reporting Act. You have a right to see and obtain a copy of any report made.

Upon written request, we will tell you the name of any person to whom we may have given your data. You should direct all requests to: Underwriting Officer, Principal Life Insurance Company, Des Moines, Iowa 50392-1620 (Telephone 515-247-5797).

MIB Pre-Notice
Information regarding your insurability will be treated as confidential. Principal Life Insurance Company or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

With your authorization, Principal Life Insurance Company, or its reinsurers, may also release information in its file to other insurance companies to whom you apply for life or health insurance, or to whom a claim for benefits may be submitted.


AA 1034


                                                                  No. XXXXXXXXXX
Principal
Financial    711 High Street              Principal Life              Insurance
Group        Des Moines, IA 50392-0001    Insurance Company          Application

Proposed Insured_________________________  D.O.B.__/___/__ Policy Number________
                                                           (If known)
PART  B
All references to "you" mean the Proposed Insured.
--------------------------------------------------------------------------------
ACTIVITIES/HEALTH HABITS
--------------------------------------------------------------------------------
1.   In the last five years have you, or do you have plans to:

     a.   be a member of any armed  forces or  military  unit?  (If yes,  submit military statement).......................... ___Yes ___No
     b.   pilot   any   type   of   aircraft?    (If   yes,    submit   aviation
          statement)................................... ___Yes ___No
     c. engage in scuba/skin diving, motor vehicle racing, skydiving or any other hazardous sporting activity? (If yes, submit hazardous sports statement)................................... ___Yes ___No
     d.   live  outside  the  United   States  or  Canada?   (If  yes,   explain
          below)......................................  ___Yes ___No
     e.   travel  outside  the  United  States  or  Canada?   (If  yes,  explain
          below)...................................... ___Yes ___No
2.   In the last five years have you:
     a. been in a motor vehicle accident, been charged with driving while intoxicated or had more than one moving violation? (If yes, explain below)....................................... ___Yes ___No
     b.   been on parole or probation  or charged with a felony or  misdemeanor?
          (If yes, explain below)................... ___Yes ___No
3.   In  the  last  ten   years   have  you  used  any   tobacco   or   nicotine
     products?.......................................... ___Yes ___No
     (Indicate date last used and amount per day)
     a. ___cigarettes _______________________  d. ___pipe_______________________
     b. ___cigars ___________________________  e. ___chewing tobacco/snuff______
     c. ___nicotine patch/gum _______________  f. ___other______________________
4.   In  the   last  ten   years   have  you   consumed   alcoholic   beverages?
       ___Yes ___No
     If yes, date last used?______________ Number of drinks per week:___________
5. In the last ten years have you used cocaine, marijuana, methamphetamines, barbiturates or other controlled substances? (If yes, submit drug questionnaire.)................................... ___Yes ___No
6. Have you ever been advised to limit or discontinue the use of alcohol or drugs; sought or received treatment, or participated in a support program because of your alcohol or drug use? (If yes, submit drug and/or chemical dependency questionnaire)......................... ___Yes ___No

--------------------------------------------------------------------------------
DETAILS TO  QUESTIONS 1-6
--------------------------------------------------------------------------------
Quest. #    Include dates and details as requested above.

___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________

AA 1036                                                                   Page 3


                                                                  No. XXXXXXXXXX
PART B - (Continued)

--------------------------------------------------------------------------------
INCOME/OCCUPATION
For Life, complete questions 7 and 8.  For DI, complete questions 8-17.
In all cases, Part B continues on the next page.
--------------------------------------------------------------------------------

7. Annual income from occupation $__________ Other income$______________________ Source of other income_____________Net Worth (Assets-Liabilities)$___________
8. Primary occupation________________________ Employer__________________________
9. Current Employment Information
   a. Type of business or industry______________________________________________
   b. Job title_________________________________________________________________
   c. What are your job activities and percentage of time spent in each?________
   _____________________________________________________________________________
   _____________________________________________________________________________
   d. How many hours do you usually work per week in your primary job?__________
   e. Total number of employees: Full-time_____ Part-time____ Sub-contracted____
   f. How many employees do you supervise? ___________________
10. How long have you been employed by your current employer? _______________ (If less than three years, provide details below, e.g., employers, occupations and dates for last five years.)
11. Do you work out of your home?(If yes, how many hours per week?_____________) ___Yes ___No
12. Do you have any other part-time or full-time jobs? (If yes, explain below) ___Yes ___No
13. Are you actively at work on a full-time basis without medical  restriction?
     (If no, explain below) ................ ___Yes ___No
14. Do you intend to change jobs or employment  in the next 6 months?  (If yes, explain below)......................... ___Yes ___No
15. Have you ever requested or received any type of disability benefits (including worker's compensation and state disability) for an injury or illness? (If yes, explain below)....................... ___Yes ___No
16. Do  you   have  an   ownership   interest   in  any   business   you   work
    for?............... ___Yes ___No
    If yes, ownership percentage______ length of ownership______________________
  Type of business: __C Corporation __S Corporation     __Partnership
    __Sole Proprietorship __Limited Liability Company __Other___________________
17. Have you, or any business owned in whole or part by you, ever been in bankruptcy or any similar proceedings? (If yes, provide date discharged, type and chapter)................................ ___Yes ___No

--------------------------------------------------------------------------------
DETAILS TO  QUESTIONS 7-17
--------------------------------------------------------------------------------
Quest. #    Include dates and details as requested above.

___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________

AA 1036                                                                   Page 4

                                                                    No. XXXXXXXX
Principal
Financial    711 High Street              Principal Life             Insurance
Group        Des Moines, IA 50392-0001    Insurance Company          Application

Proposed Insured_________________________  D.O.B.__/___/__ Policy Number________
                                                           (If known)
--------------------------------------------------------------------------------
PART B - (Continued)
--------------------------------------------------------------------------------
MEDICAL HISTORY (Provide details to yes answers, questions 18-20, below)
--------------------------------------------------------------------------------
18. In the last ten years, have you had, been treated for or been diagnosed as having:
     a. high blood pressure, heart attack, chest pain, heart murmur, irregular heart beat, stroke, or any other disease or disorder of the heart or blood vessels?........................................ ___Yes ___No
     b.   cancer or a tumor, cyst or growth?.................... ___Yes ___No
     c.   asthma,  bronchitis,  emphysema,  tuberculosis or any other disease or disorder of the lungs or respiratory system?.......... ___Yes ___No
     d.   seizure, paralysis, headaches, multiple sclerosis or any other disease or disorder of the brain or nervous system?........... ___Yes ___No
     e.   chronic fatigue, stress, depression, anxiety or any other emotional or psychological disorder?............................... ___Yes ___No
     f. hepatitis, colitis, ulcer, cirrhosis, irritable bowel or any other disease or disorder of the liver, gallbladder, pancreas or digestive tract?................................................ ___Yes ___No
     g. diabetes, borderline diabetes, sugar in the urine, thyroid disorder or any other disease or disorder of the glandular system?............................................... ___Yes ___No
     h. kidney stones, nephritis, any blood or protein in the urine, sexually transmitted disease, prostate disorder, breast disorder or any other disease or disorder of the urinary or reproductive system?.............. ___Yes ___No
     i. back or neck pain, disc problems, spinal sprain or strain, sciatica, arthritis, carpal tunnel syndrome, or any other disease or disorder of the bones, joints, or muscles?....................... ___Yes ___No
     j.   any  disease  or  disorder  of  the  eyes,  ears,   nose,   throat  or
          skin?............................................... ___Yes ___No

19.  (DI Only)  Are you  currently  pregnant  or have you had  complications  of pregnancy in the last ten years?............. ___Yes ___No

20. In the last ten years, have you had, been treated for or been diagnosed as having Human Immunodeficiency Virus (HIV) infection, positive HIV test, Acquired Immunodeficiency Syndrome (AIDS) or any other disease or disorder of the immune system?...................................... ___Yes ___No

--------------------------------------------------------------------------------
DETAILS TO  QUESTIONS 18-20
--------------------------------------------------------------------------------
Quest. # For yes answers, include dates, details, diagnosis, types and results of treatment, healthcare provider's full name and address.

___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________

AA 1036                                                               Page 5


PART B - (Continued)
--------------------------------------------------------------------------------
MEDICAL HISTORY (Provide details to yes answers, questions 21-26, below)
--------------------------------------------------------------------------------

21.  Who is your Primary Physician? ___ None
    ____________________________________________________________________________
    a.  Name                                               Phone Number
        ________________________________________________________________________
        Street                            City            State           Zip
        ________________________________________________________________________
    b.  Date last seen, reason and details
        ________________________________________________________________________

22.  In the last ten years:
     a. have you had any medical tests, hospitalization, illness or injury not provided in response to a previous question? (If yes, explain below)
             ___Yes ___No
     b. have you consulted a doctor, chiropractor, psychiatrist, psychologist, counselor, therapist or other health care provider not provided in response to a previous question? (If yes, explain below)
             ___Yes ___No

23. Are you taking or have you been advised to take any medication or treatment not provided in response to a previous question? (If yes, explain below)
        ___Yes ___No

24.  Current Ht. _____________ Wt.  ________________  Have you lost more than 10 lbs. in the last year?... ___Yes ___No
      If yes, ________ lbs/kgs.  Indicate reason _______________________________

25.  a.   Has either of your natural parents lived to at least age 60?
            ___Yes ___No
     b.   Do any of your natural parents or siblings have a history of diabetes, cancer, stroke or heart disease?............... ___Yes ___No
     If yes, provide details (i.e., relationship, type of disease, age diagnosed, current age or age at death):
     ___________________________________________________________________________
     ___________________________________________________________________________

26. Have you ever had any life, health or disability insurance rated, ridered or declined? (If yes, explain below) ... ___Yes ___No

--------------------------------------------------------------------------------
DETAILS TO  QUESTIONS 21-26
--------------------------------------------------------------------------------
Quest. #    Include dates and details as requested above.

___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________

AA 1036                                                                   Page 6


PART B - (Continued)                                              No. XXXXXXXXX

Proposed Insured_________________________  D.O.B.__/___/__ Policy Number________
                                                           (If known)
--------------------------------------------------------------------------------
DETAILS TO  QUESTIONS
--------------------------------------------------------------------------------
Quest. # Where appropriate include date, details, including diagnosis, types and results of treatment, doctor's full name and address.

___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________

AA 1036


PART B - (Continued)

Proposed Insured_________________________  D.O.B.__/___/__ Policy Number________
                                                           (If known)
--------------------------------------------------------------------------------
DETAILS TO  QUESTIONS
--------------------------------------------------------------------------------
Quest. # Where appropriate include date, details, including diagnosis, types and results of treatment, doctor's full name and address.

___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________
___________ ____________________________________________________________________

AA 1036